EXHIBIT 11

                           HYPOTHETICAL ILLUSTRATIONS


             ILLUSTRATIONS OF ACCOUNT VALUES, CASH SURRENDER VALUES,
                    DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The tables in Appendix A illustrate the way the Contracts operate. They show how the Death Benefit, Account Value and Cash Surrender Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to annual rates of 0%, 6%, and 12%. The tables are based on an initial premium of $10,000 and also show the initial Death Benefit based on that premium. The insureds are assumed to be in the standard underwriting class. Values are first given based on current Contract charges and then based on guaranteed Contract charges (See Prospectus heading "Deductions and Charges"). These tables may assist in the comparison of Death Benefits, Account Values and Cash Surrender Values for the Contracts with those of other variable life insurance contracts that may be issued by other companies.

Death Benefits, Account Values and Cash Surrender Values for a Contract would be different from the amounts shown if the actual investment return averaged 0%, 6% or 12%, but varied above and below that average for individual Contract Years. They would also be different, depending on the allocation of Account Value among the Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. They would also differ if the initial premium paid were different, if additional premiums were paid, if any Contract loan or partial withdrawal were made during the period of time illustrated, or if the insured were in another risk class.

The Death Benefits, Account Values and Cash Surrender Values shown in the tables reflect the fact that: a Monthly Deduction Amount (consisting of a cost of insurance charge, tax expense charge, and an administrative expense charge) is deducted from Account Value each Monthly Activity Date and that an Annual Maintenance Fee of $35 is deducted on each Contract Anniversary from all Variable Sub-Accounts to which Account Value is allocated. The values in the tables also reflect a deduction from the Variable Account of a daily charge equal to an annual rate of 0.90% for the mortality and expense risk charge. The Cash Surrender Value shown in the tables reflect the fact that a Withdrawal Charge is imposed on withdrawals in excess of the Free Withdrawal Amount (See Prospectus heading "Deductions and Charges").The amounts shown in the table are based on an average of the investment advisory fees and operating expenses incurred by the Funds, at an annual rate of 1.00% of the average daily net assets of the Funds (See Prospectus Summary and Prospectus heading "Charges Against the Fund").

Taking account of the average investment advisory fee and operating expenses of the Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of: (-1.00%, 5.00%, and 11.00%,) respectively.

The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the Account Values, Cash Surrender Values, and Death Benefits illustrated.

The second column of each table shows the amount that would accumulate if the initial premium of $10,000 were invested to earn interest, after taxes, of 5% per year, compounded annually.

Glenbrook Life will furnish upon request a personalized illustration reflecting the proposed insured's age, sex, and underwriting classification. Where applicable, Glenbrook Life will also furnish upon request an illustration for a Contract that is not affected by the sex of the insured.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                                ISSUE AGE 45 MALE
                          INITIAL FACE AMOUNT: $39,998
                          STANDARD UNDERWRITING CLASS

ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11% NET)

                      Premiums                  CURRENT CHARGES(1)                    GUARANTEED CHARGES(2)
  End Of             Accumulated                       Cash                                   Cash
 Contract          At 5% Interest        Account     Surrender      Death       Account     Surrender      Death
   Year               Per Year            Value        Value       Benefit       Value        Value      Benenfit
   ----               --------            -----        -----       -------       -----        -----      --------
1................     10,500             10,823        9,923       39,998       10,747        9,847       39,998
2................     11,025             11,717       10,840       39,998       11,555       10,678       39,998
3................     11,576             12,688       11,833       39,998       12,431       11,576       39,998
4................     12,155             13,742       12,955       39,998       13,381       12,594       39,998
5................     12,763             14,887       14,212       39,998       14,412       13,737       39,998
6................     13,401             16,130       15,567       39,998       15,532       14,970       39,998
7................     14,071             17,480       17,030       39,998       16,749       16,299       39,998
8................     14,775             18,945       18,607       39,998       18,072       17,734       39,998
9................     15,513             20,536       20,311       39,998       19,512       19,287       39,998
10...............     16,289             22,264       22,264       39,998       21,082       21,082       39,998
11...............     17,103             24,261       24,261       39,998       22,890       22,890       39,998
12...............     17,959             26,441       26,441       39,998       24,878       24,878       39,998
13...............     18,856             28,820       28,820       40,924       27,070       27,070       39,998
14...............     19,799             31,419       31,419       43,358       29,492       29,492       40,698
15...............     20,789             34,261       34,261       45,910       32,156       32,156       43,089
16...............     21,829             37,371       37,371       48,582       35,073       35,073       45,595
17...............     22,920             40,762       40,762       52,175       38,253       38,253       48,964
18...............     24,066             44,460       44,460       56,019       41,721       41,721       52,569
19...............     25,270             48,493       48,493       60,131       45,504       45,504       56,425
20...............     26,533             52,893       52,893       64,530       49,631       49,631       60,550
25...............     33,864             81,669       81,669       94,736       76,527       76,527       88,771
35...............     55,160            196,879      196,879      206,723      184,241      184,241      193,453

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 12% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.



                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                                ISSUE AGE 45 MALE
                          INITIAL FACE AMOUNT: $39,998
                          STANDARD UNDERWRITING CLASS

ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5% NET)

                     Premiums                  CURRENT CHARGES(1)                    GUARANTEED CHARGES(2)
  End Of            Accumulated                       Cash                                   Cash
 Contract         At 5% Interest        Account     Surrender      Death       Account     Surrender      Death
   Year              Per Year            Value        Value       Benefit       Value        Value      Benenfit
   ----              --------            -----        -----       -------       -----        -----      --------
1...............     10,500             10,236        9,336       39,998       10,159        9,259       39,998
2...............     11,025             10,479        9,602       39,998       10,313        9,435       39,998
3...............     11,576             10,729        9,874       39,998       10,460        9,605       39,998
4...............     12,155             10,985       10,198       39,998       10,600        9,813       39,998
5...............     12,763             11,248       10,573       39,998       10,731       10,056       39,998
6...............     13,401             11,519       10,956       39,998       10,851       10,288       39,998
7...............     14,071             11,796       11,346       39,998       10,957       10,507       39,998
8...............     14,775             12,081       11,744       39,998       11,047       10,710       39,998
9...............     15,513             12,374       12,149       39,998       11,117       10,892       39,998
10..............     16,289             12,675       12,675       39,998       11,164       11,164       39,998
11..............     17,103             13,050       13,050       39,998       11,231       11,231       39,998
12..............     17,959             13,436       13,436       39,998       11,272       11,272       39,998
13..............     18,856             13,835       13,835       39,998       11,283       11,283       39,998
14..............     19,799             14,247       14,247       39,998       11,261       11,261       39,998
15..............     20,789             14,672       14,672       39,998       11,202       11,202       39,998
16..............     21,829             15,111       15,111       39,998       11,098       11,098       39,998
17..............     22,920             15,564       15,564       39,998       10,942       10,942       39,998
18..............     24,066             16,032       16,032       39,998       10,724       10,724       39,998
19..............     25,270             16,514       16,514       39,998       10,434       10,434       39,998
20..............     26,533             17,013       17,013       39,998       10,059       10,059       39,998
25..............     33,864             19,757       19,757       39,998        6,417        6,417       39,998
35..............     55,160             26,744       26,744       39,998            0*           0*           0*

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 12% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                                ISSUE AGE 45 MALE
                          INITIAL FACE AMOUNT: $39,998
                          STANDARD UNDERWRITING CLASS

ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-1% NET)

                      Premiums                  CURRENT CHARGES(1)                    GUARANTEED CHARGES(2)
  End Of             Accumulated                       Cash                                   Cash
 Contract          At 5% Interest        Account     Surrender      Death       Account     Surrender      Death
   Year               Per Year            Value        Value       Benefit       Value        Value      Benenfit
   ----               --------            -----        -----       -------       -----        -----      --------
1................     10,500              9,650        8,750       39,998        9,572        8,672       39,998
2................     11,025              9,310        8,433       39,998        9,141        8,263       39,998
3................     11,576              8,981        8,126       39,998        8,706        7,851       39,998
4................     12,155              8,663        7,875       39,998        8,266        7,478       39,998
5................     12,763              8,355        7,680       39,998        7,819        7,144       39,998
6................     13,401              8,056        7,494       39,998        7,363        6,800       39,998
7................     14,071              7,767        7,317       39,998        6,895        6,445       39,998
8................     14,775              7,487        7,149       39,998        6,412        6,075       39,998
9................     15,513              7,216        6,991       39,998        5,911        5,686       39,998
10...............     16,289              6,953        6,953       39,998        5,388        5,388       39,998
11...............     17,103              6,732        6,732       39,998        4,860        4,860       39,998
12...............     17,959              6,518        6,518       39,998        4,303        4,303       39,998
13...............     18,856              6,309        6,309       39,998        3,713        3,713       39,998
14...............     19,799              6,105        6,105       39,998        3,086        3,086       39,998
15...............     20,789              5,907        5,907       39,998        2,418        2,418       39,998
16...............     21,829              5,715        5,715       39,998        1,702        1,702       39,998
17...............     22,920              5,527        5,527       39,998          930          930       39,998
18...............     24,066              5,345        5,345       39,998           91           91       39,998
19...............     25,270              5,167        5,167       39,998            0*           0*           0*
20...............     26,533              4,994        4,994       39,998            0*           0*           0*
25...............     33,864              4,196        4,196       39,998            0*           0*           0*
35...............     55,160              2,891        2,891       39,998            0*           0*           0*

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 12% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                               ISSUE AGE 55 FEMALE
                          INITIAL FACE AMOUNT: $33,138
                          STANDARD UNDERWRITING CLASS

ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11% NET)

                       Premiums                  CURRENT CHARGES(1)                    GUARANTEED CHARGES(2)
  End Of              Accumulated                       Cash                                   Cash
 Contract           At 5% Interest        Account     Surrender      Death       Account     Surrender      Death
   Year                Per Year            Value        Value       Benefit       Value        Value      Benenfit
   ----                --------            -----        -----       -------       -----        -----      --------
1.................     10,500             10,823        9,923       33,138       10,719        9,819       33,138
2.................     11,025             11,717       10,840       33,138       11,499       10,621       33,138
3.................     11,576             12,688       11,833       33,138       12,348       11,493       33,138
4.................     12,155             13,742       12,955       33,138       13,275       12,487       33,138
5.................     12,763             14,887       14,212       33,138       14,286       13,611       33,138
6.................     13,401             16,130       15,567       33,138       15,389       14,827       33,138
7.................     14,071             17,480       17,030       33,138       16,594       16,144       33,138
8.................     14,775             18,945       18,607       33,138       17,909       17,571       33,138
9.................     15,513             20,536       20,311       33,138       19,344       19,119       33,138
10................     16,289             22,264       22,264       33,138       20,915       20,915       33,138
11................     17,103             24,261       24,261       33,138       22,732       22,732       33,138
12................     17,959             26,452       26,452       33,138       24,742       24,742       33,138
13................     18,856             28,881       28,881       34,080       26,973       26,973       33,138
14................     19,799             31,551       31,551       36,915       29,454       29,454       34,461
15................     20,789             34,469       34,469       39,984       32,175       32,175       37,323
16................     21,829             37,657       37,657       43,306       35,149       35,149       40,421
17................     22,920             41,149       41,149       46,499       38,406       38,406       43,399
18................     24,066             44,977       44,977       49,925       41,976       41,976       46,594
19................     25,270             49,177       49,177       53,603       45,893       45,893       50,024
20................     26,533             53,791       53,791       57,557       50,197       50,197       53,711
25................     33,864             84,278       84,278       88,492       78,633       78,633       82,565
35................     55,160            202,439      202,439      212,561      186,913      186,913      196,259

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 12% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                               ISSUE AGE 55 FEMALE
                          INITIAL FACE AMOUNT: $33,138
                          STANDARD UNDERWRITING CLASS

ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5% NET)

                     Premiums                  CURRENT CHARGES(1)                    GUARANTEED CHARGES(2)
  End Of            Accumulated                       Cash                                   Cash
 Contract         At 5% Interest        Account     Surrender      Death       Account     Surrender      Death
   Year              Per Year            Value        Value       Benefit       Value        Value      Benenfit
   ----              --------            -----        -----       -------       -----        -----      --------
1...............     10,500             10,236        9,336       33,138       10,131        9,231       33,138
2...............     11,025             10,479        9,602       33,138       10,257        9,379       33,138
3...............     11,576             10,729        9,874       33,138       10,377        9,522       33,138
4...............     12,155             10,985       10,198       33,138       10,492        9,705       33,138
5...............     12,763             11,248       10,573       33,138       10,601        9,926       33,138
6...............     13,401             11,519       10,956       33,138       10,700       10,138       33,138
7...............     14,071             11,796       11,346       33,138       10,787       10,337       33,138
8...............     14,775             12,081       11,744       33,138       10,856       10,519       33,138
9...............     15,513             12,374       12,149       33,138       10,902       10,677       33,138
10..............     16,289             12,675       12,675       33,138       10,921       10,921       33,138
11..............     17,103             13,050       13,050       33,138       10,955       10,955       33,138
12..............     17,959             13,436       13,436       33,138       10,958       10,958       33,138
13..............     18,856             13,835       13,835       33,138       10,929       10,929       33,138
14..............     19,799             14,247       14,247       33,138       10,865       10,865       33,138
15..............     20,789             14,672       14,672       33,138       10,759       10,759       33,138
16..............     21,829             15,111       15,111       33,138       10,603       10,603       33,138
17..............     22,920             15,564       15,564       33,138       10,381       10,381       33,138
18..............     24,066             16,032       16,032       33,138       10,076       10,076       33,138
19..............     25,270             16,514       16,514       33,138        9,665        9,665       33,138
20..............     26,533             17,013       17,013       33,138        9,125        9,125       33,138
25..............     33,864             19,757       19,757       33,138        3,418        3,418       33,138
35..............     55,160             26,744       26,744       33,138            0*           0*           0*


* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 12% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                               ISSUE AGE 55 FEMALE
                          INITIAL FACE AMOUNT: $33,138
                          STANDARD UNDERWRITING CLASS

ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-1% NET)

                      Premiums                  CURRENT CHARGES(1)                    GUARANTEED CHARGES(2)
  End Of             Accumulated                       Cash                                   Cash
 Contract          At 5% Interest        Account     Surrender      Death       Account     Surrender      Death
   Year               Per Year            Value        Value       Benefit       Value        Value      Benenfit
   ----               --------            -----        -----       -------       -----        -----      --------
1................     10,500              9,650        8,750       33,138        9,544        8,644       33,138
2................     11,025              9,310        8,433       33,138        9,085        8,208       33,138
3................     11,576              8,981        8,126       33,138        8,623        7,768       33,138
4................     12,155              8,663        7,875       33,138        8,159        7,371       33,138
5................     12,763              8,355        7,680       33,138        7,689        7,014       33,138
6................     13,401              8,056        7,494       33,138        7,212        6,650       33,138
7................     14,071              7,767        7,317       33,138        6,723        6,273       33,138
8................     14,775              7,487        7,149       33,138        6,217        5,879       33,138
9................     15,513              7,216        6,991       33,138        5,687        5,462       33,138
10...............     16,289              6,953        6,953       33,138        5,128        5,128       33,138
11...............     17,103              6,732        6,732       33,138        4,556        4,556       33,138
12...............     17,959              6,518        6,518       33,138        3,948        3,948       33,138
13...............     18,856              6,309        6,309       33,138        3,300        3,300       33,138
14...............     19,799              6,105        6,105       33,138        2,611        2,611       33,138
15...............     20,789              5,907        5,907       33,138        1,873        1,873       33,138
16...............     21,829              5,715        5,715       33,138        1,074        1,074       33,138
17...............     22,920              5,527        5,527       33,138          197          197       33,138
18...............     24,066              5,345        5,345       33,138            0*           0*           0*
19...............     25,270              5,167        5,167       33,138            0*           0*           0*
20...............     26,533              4,994        4,994       33,138            0*           0*           0*
25...............     33,864              4,196        4,196       33,138            0*           0*           0*
35...............     55,160              2,891        2,891       33,138            0*           0*           0*


* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 12% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                                ISSUE AGE 65 MALE
                          INITIAL FACE AMOUNT: $19,314
                          STANDARD UNDERWRITING CLASS

ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11% NET)

                     Premiums                  CURRENT CHARGES(1)                    GUARANTEED CHARGES(2)
  End Of            Accumulated                       Cash                                   Cash
 Contract         At 5% Interest        Account     Surrender      Death       Account     Surrender      Death
   Year              Per Year            Value        Value       Benefit       Value        Value      Benenfit
   ----              --------            -----        -----       -------       -----        -----      --------
1................    10,500             10,823        9,923       19,314       10,642        9,742       19,314
2................    11,025             11,717       10,840       19,314       11,341       10,463       19,314
3................    11,576             12,688       11,833       19,314       12,105       11,250       19,314
4................    12,155             13,742       12,955       19,314       12,946       12,159       19,314
5................    12,763             14,887       14,212       19,314       13,878       13,203       19,314
6................    13,401             16,130       15,567       19,314       14,917       14,355       19,314
7................    14,071             17,483       17,033       19,756       16,084       15,634       19,314
8................    14,775             18,967       18,630       21,054       17,404       17,067       19,319
9................    15,513             20,592       20,367       22,445       18,889       18,664       20,589
10...............    16,289             22,374       22,374       23,940       20,521       20,521       21,957
11...............    17,103             24,434       24,434       25,656       22,407       22,407       23,527
12...............    17,959             26,678       26,678       28,012       24,462       24,462       25,685
13...............    18,856             29,121       29,121       30,577       26,700       26,700       28,035
14...............    19,799             31,781       31,781       33,370       29,135       29,135       30,592
15...............    20,789             34,673       34,673       36,407       31,784       31,784       33,373
16...............    21,829             37,817       37,817       39,708       34,662       34,662       36,395
17...............    22,920             41,234       41,234       43,296       37,788       37,788       39,677
18...............    24,066             44,963       44,963       47,211       41,176       41,176       43,235
19...............    25,270             49,033       49,033       51,484       44,847       44,847       47,089
20...............    26,533             53,474       53,474       56,147       48,817       48,817       51,258
25...............    33,864             82,552       82,552       86,680       73,923       73,923       77,619
35...............    55,160            198,356      198,356      200,340      174,208      174,208      175,950

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 12% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                                ISSUE AGE 65 MALE
                          INITIAL FACE AMOUNT: $19,314
                          STANDARD UNDERWRITING CLASS

ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5% NET)

                      Premiums                  CURRENT CHARGES(1)                    GUARANTEED CHARGES(2)
  End Of             Accumulated                       Cash                                   Cash
 Contract          At 5% Interest        Account     Surrender      Death       Account     Surrender      Death
   Year               Per Year            Value        Value       Benefit       Value        Value      Benenfit
   ----               --------            -----        -----       -------       -----        -----      --------

1.................    10,500             10,236        9,336       19,314       10,052        9,152       19,314
2.................    11,025             10,479        9,602       19,314       10,083        9,206       19,314
3.................    11,576             10,729        9,874       19,314       10,091        9,236       19,314
4.................    12,155             10,985       10,198       19,314       10,072        9,285       19,314
5.................    12,763             11,248       10,573       19,314       10,022        9,347       19,314
6.................    13,401             11,519       10,956       19,314        9,933        9,371       19,314
7.................    14,071             11,796       11,346       19,314        9,798        9,348       19,314
8.................    14,775             12,081       11,744       19,314        9,606        9,268       19,314
9.................    15,513             12,374       12,149       19,314        9,343        9,118       19,314
10................    16,289             12,675       12,675       19,314        8,994        8,994       19,314
11................    17,103             13,050       13,050       19,314        8,581        8,581       19,314
12................    17,959             13,436       13,436       19,314        8,048        8,048       19,314
13................    18,856             13,835       13,835       19,314        7,371        7,371       19,314
14................    19,799             14,247       14,247       19,314        6,519        6,519       19,314
15................    20,789             14,672       14,672       19,314        5,450        5,450       19,314
16................    21,829             15,111       15,111       19,314        4,104        4,104       19,314
17................    22,920             15,564       15,564       19,314        2,400        2,400       19,314
18................    24,066             16,032       16,032       19,314          224          224       19,314
19................    25,270             16,514       16,514       19,314           0*           0*           0*
20................    26,533             17,013       17,013       19,314           0*           0*           0*
25................    33,864             19,757       19,757       20,745           0*           0*           0*
35................    55,160             26,899       26,899       27,168           0*           0*           0*

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 12% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                                ISSUE AGE 65 MALE
                          INITIAL FACE AMOUNT: $19,314
                          STANDARD UNDERWRITING CLASS

ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-1% NET)

                       Premiums                  CURRENT CHARGES(1)                    GUARANTEED CHARGES(2)
  End Of             Accumulated                       Cash                                   Cash
 Contract           At 5% Interest        Account     Surrender      Death       Account     Surrender      Death
   Year                Per Year            Value        Value       Benefit       Value        Value      Benenfit
   ----                --------            -----        -----       -------       -----        -----      --------

1.................     10,500              9,650        8,750       19,314        9,462        8,562       19,314
2.................     11,025              9,310        8,433       19,314        8,898        8,021       19,314
3.................     11,576              8,981        8,126       19,314        8,304        7,449       19,314
4.................     12,155              8,663        7,875       19,314        7,673        6,886       19,314
5.................     12,763              8,355        7,680       19,314        7,000        6,325       19,314
6.................     13,401              8,056        7,494       19,314        6,272        5,710       19,314
7.................     14,071              7,767        7,317       19,314        5,479        5,029       19,314
8.................     14,775              7,487        7,149       19,314        4,603        4,265       19,314
9.................     15,513              7,216        6,991       19,314        3,625        3,400       19,314
10................     16,289              6,953        6,953       19,314        2,523        2,523       19,314
11................     17,103              6,732        6,732       19,314        1,281        1,281       19,314
12................     17,959              6,518        6,518       19,314           0*            0*           0*
13................     18,856              6,309        6,309       19,314           0*            0*           0*
14................     19,799              6,105        6,105       19,314           0*            0*           0*
15................     20,789              5,907        5,907       19,314           0*            0*           0*
16................     21,829              5,715        5,715       19,314           0*            0*           0*
17................     22,920              5,527        5,527       19,314           0*            0*           0*
18................     24,066              5,345        5,345       19,314           0*            0*           0*
19................     25,270              5,167        5,167       19,314           0*            0*           0*
20................     26,533              4,994        4,994       19,314           0*            0*           0*
25................     33,864              4,196        4,196       19,314           0*            0*           0*
35................     55,160              2,891        2,891       19,314           0*            0*           0*

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 12% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                JOINT LIFE OPTION
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE 55 MALE / 55 FEMALE
                          INITIAL FACE AMOUNT: $43,779
                          STANDARD UNDERWRITING CLASS

ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11% NET)

                           Premiums                  CURRENT CHARGES(1)                    GUARANTEED CHARGES(2)
  End Of                  Accumulated                       Cash                                   Cash
 Contract               At 5% Interest        Account     Surrender      Death       Account     Surrender      Death
   Year                    Per Year            Value        Value       Benefit       Value        Value      Benenfit
   ----                    --------            -----        -----       -------       -----        -----      --------

1.....................     10,500             10,891        9,991       43,779       10,891        9,991       43,779
2.....................     11,025             11,860       10,982       43,779       11,860       10,982       43,779
3.....................     11,576             12,911       12,056       43,779       12,911       12,056       43,779
4.....................     12,155             14,052       13,265       43,779       14,052       13,265       43,779
5.....................     12,763             15,291       14,616       43,779       15,291       14,616       43,779
6.....................     13,401             16,636       16,074       43,779       16,636       16,074       43,779
7.....................     14,071             18,097       17,647       43,779       18,097       17,647       43,779
8.....................     14,775             19,682       19,344       43,779       19,682       19,344       43,779
9.....................     15,513             21,403       21,178       43,779       21,403       21,178       43,779
10....................     16,289             23,271       23,271       43,779       23,271       23,271       43,779
11....................     17,103             25,405       25,405       43,779       25,405       25,405       43,779
12....................     17,959             27,737       27,737       43,779       27,737       27,737       43,779
13....................     18,856             30,293       30,293       43,779       30,293       30,293       43,779
14....................     19,799             33,099       33,099       43,779       33,099       33,099       43,779
15....................     20,789             36,188       36,188       43,779       36,188       36,188       43,779
16....................     21,829             39,596       39,596       45,535       39,596       39,596       45,535
17....................     22,920             43,335       43,335       48,968       43,335       43,335       48,968
18....................     24,066             47,429       47,429       52,647       47,429       47,429       52,647
19....................     25,270             51,916       51,916       56,589       51,916       51,916       56,589
20....................     26,533             56,838       56,838       60,817       56,838       56,838       60,817
25....................     33,864             89,322       89,322       93,788       89,322       89,322       93,788
35....................     55,160            215,013      215,013      225,764      212,933      212,933      223,579

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 12% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                JOINT LIFE OPTION
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE 55 MALE / 55 FEMALE
                          INITIAL FACE AMOUNT: $43,779
                          STANDARD UNDERWRITING CLASS

ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5% NET)

                       Premiums                  CURRENT CHARGES(1)                    GUARANTEED CHARGES(2)
  End Of              Accumulated                       Cash                                   Cash
 Contract           At 5% Interest        Account     Surrender      Death       Account     Surrender      Death
   Year                Per Year            Value        Value       Benefit       Value        Value      Benenfit
   ----                --------            -----        -----       -------       -----        -----      --------

1.................     10,500             10,301        9,401       43,779       10,301        9,401       43,779
2.................     11,025             10,605        9,728       43,779       10,605        9,728       43,779
3.................     11,576             10,913       10,058       43,779       10,913       10,058       43,779
4.................     12,155             11,223       10,436       43,779       11,223       10,436       43,779
5.................     12,763             11,534       10,859       43,779       11,534       10,859       43,779
6.................     13,401             11,844       11,281       43,779       11,844       11,281       43,779
7.................     14,071             12,151       11,701       43,779       12,151       11,701       43,779
8.................     14,775             12,452       12,114       43,779       12,452       12,114       43,779
9.................     15,513             12,755       12,530       43,779       12,744       12,519       43,779
10................     16,289             13,066       13,066       43,779       13,022       13,022       43,779
11................     17,103             13,453       13,453       43,779       13,335       13,335       43,779
12................     17,959             13,853       13,853       43,779       13,630       13,630       43,779
13................     18,856             14,265       14,265       43,779       13,901       13,901       43,779
14................     19,799             14,691       14,691       43,779       14,142       14,142       43,779
15................     20,789             15,130       15,130       43,779       14,347       14,347       43,779
16................     21,829             15,584       15,584       43,779       14,506       14,506       43,779
17................     22,920             16,052       16,052       43,779       14,606       14,606       43,779
18................     24,066             16,536       16,536       43,779       14,629       14,629       43,779
19................     25,270             17,035       17,035       43,779       14,555       14,555       43,779
20................     26,533             17,550       17,550       43,779       14,360       14,360       43,779
25................     33,864             20,387       20,387       43,779       10,433       10,433       43,779
35................     55,160             27,610       27,610       43,779           0*           0*           0*

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 12% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                JOINT LIFE OPTION
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE 55 MALE / 55 FEMALE
                          INITIAL FACE AMOUNT: $43,779
                          STANDARD UNDERWRITING CLASS

ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-1% NET)

                       Premiums                  CURRENT CHARGES(1)                    GUARANTEED CHARGES(2)
  End Of              Accumulated                       Cash                                   Cash
 Contract           At 5% Interest        Account     Surrender      Death       Account     Surrender      Death
   Year                Per Year            Value        Value       Benefit       Value        Value      Benenfit
   ----                --------            -----        -----       -------       -----        -----      --------

1.................     10,500              9,710        8,810       43,779        9,710        8,810       43,779
2.................     11,025              9,421        8,544       43,779        9,421        8,544       43,779
3.................     11,576              9,132        8,277       43,779        9,132        8,277       43,779
4.................     12,155              8,841        8,054       43,779        8,841        8,054       43,779
5.................     12,763              8,548        7,873       43,779        8,548        7,873       43,779
6.................     13,401              8,248        7,686       43,779        8,248        7,686       43,779
7.................     14,071              7,953        7,503       43,779        7,941        7,491       43,779
8.................     14,775              7,667        7,330       43,779        7,623        7,285       43,779
9.................     15,513              7,390        7,165       43,779        7,289        7,064       43,779
10................     16,289              7,122        7,122       43,779        6,934        6,934       43,779
11................     17,103              6,897        6,897       43,779        6,580        6,580       43,779
12................     17,959              6,678        6,678       43,779        6,193        6,193       43,779
13................     18,856              6,465        6,465       43,779        5,768        5,768       43,779
14................     19,799              6,257        6,257       43,779        5,297        5,297       43,779
15................     20,789              6,055        6,055       43,779        4,771        4,771       43,779
16................     21,829              5,859        5,859       43,779        4,179        4,179       43,779
17................     22,920              5,667        5,667       43,779        3,505        3,505       43,779
18................     24,066              5,481        5,481       43,779        2,725        2,725       43,779
19................     25,270              5,300        5,300       43,779        1,813        1,813       43,779
20................     26,533              5,123        5,123       43,779          738          738       43,779
25................     33,864              4,309        4,309       43,779           0*           0*           0*
35................     55,160              2,977        2,977       43,779           0*           0*           0*

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 12% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.

                    GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                JOINT LIFE OPTION
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE 65 MALE / 65 FEMALE
                          INITIAL FACE AMOUNT: $27,688
                          STANDARD UNDERWRITING CLASS

ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11% NET)

                      Premiums                  CURRENT CHARGES(1)                    GUARANTEED CHARGES(2)
  End Of             Accumulated                       Cash                                   Cash
 Contract          At 5% Interest        Account     Surrender      Death       Account     Surrender      Death
   Year               Per Year            Value        Value       Benefit       Value        Value      Benenfit
   ----               --------            -----        -----       -------       -----        -----      --------

1................     10,500             10,887        9,987       27,688       10,887        9,987       27,688
2................     11,025             11,841       10,963       27,688       11,841       10,963       27,688
3................     11,576             12,866       12,011       27,688       12,866       12,011       27,688
4................     12,155             13,970       13,183       27,688       13,970       13,183       27,688
5................     12,763             15,160       14,485       27,688       15,160       14,485       27,688
6................     13,401             16,445       15,883       27,688       16,445       15,883       27,688
7................     14,071             17,835       17,385       27,688       17,835       17,385       27,688
8................     14,775             19,343       19,005       27,688       19,342       19,005       27,688
9................     15,513             20,984       20,759       27,688       20,984       20,759       27,688
10...............     16,289             22,781       22,781       27,688       22,781       22,781       27,688
11...............     17,103             24,864       24,864       27,688       24,864       24,864       27,688
12...............     17,959             27,192       27,192       28,551       27,191       27,191       28,551
13...............     18,856             29,751       29,751       31,239       29,751       29,751       31,238
14...............     19,799             32,545       32,545       34,172       32,544       32,544       34,172
15...............     20,789             35,591       35,591       37,371       35,591       35,591       37,370
16...............     21,829             38,910       38,910       40,856       38,910       38,910       40,855
17...............     22,920             42,523       42,523       44,649       42,522       42,522       44,648
18...............     24,066             46,449       46,449       48,771       46,448       46,448       48,771
19...............     25,270             50,710       50,710       53,246       50,710       50,710       53,245
20...............     26,533             55,330       55,330       58,096       55,329       55,329       58,095
25...............     33,864             85,425       85,425       89,696       84,635       84,635       88,867
35...............     55,160            205,394      205,394      207,448      200,320      200,320      202,323

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 12% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                JOINT LIFE OPTION
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE 65 MALE / 65 FEMALE
                          INITIAL FACE AMOUNT: $27,688
                          STANDARD UNDERWRITING CLASS

ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5% NET)

                       Premiums                  CURRENT CHARGES(1)                    GUARANTEED CHARGES(2)
  End Of              Accumulated                       Cash                                   Cash
 Contract           At 5% Interest        Account     Surrender      Death       Account     Surrender      Death
   Year                Per Year            Value        Value       Benefit       Value        Value      Benenfit
   ----                --------            -----        -----       -------       -----        -----      --------

1.................     10,500             10,296        9,396       27,688       10,296        9,396       27,688
2.................     11,025             10,586        9,709       27,688       10,586        9,709       27,688
3.................     11,576             10,867       10,012       27,688       10,867       10,012       27,688
4.................     12,155             11,136       10,349       27,688       11,136       10,349       27,688
5.................     12,763             11,404       10,729       27,688       11,390       10,715       27,688
6.................     13,401             11,678       11,116       27,688       11,623       11,061       27,688
7.................     14,071             11,960       11,510       27,688       11,831       11,381       27,688
8.................     14,775             12,250       11,912       27,688       12,005       11,667       27,688
9.................     15,513             12,547       12,322       27,688       12,135       11,910       27,688
10................     16,289             12,853       12,853       27,688       12,210       12,210       27,688
11................     17,103             13,233       13,233       27,688       12,269       12,269       27,688
12................     17,959             13,625       13,625       27,688       12,249       12,249       27,688
13................     18,856             14,030       14,030       27,688       12,137       12,137       27,688
14................     19,799             14,449       14,449       27,688       11,913       11,913       27,688
15................     20,789             14,880       14,880       27,688       11,552       11,552       27,688
16................     21,829             15,326       15,326       27,688       11,022       11,022       27,688
17................     22,920             15,786       15,786       27,688       10,275       10,275       27,688
18................     24,066             16,261       16,261       27,688        9,249        9,249       27,688
19................     25,270             16,751       16,751       27,688        7,860        7,860       27,688
20................     26,533             17,257       17,257       27,688        5,996        5,996       27,688
25................     33,864             20,043       20,043       27,688           0*           0*           0*
35................     55,160             27,138       27,138       27,688           0*           0*           0*

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 12% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.


                       GLENBROOK LIFE AND ANNUITY COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                JOINT LIFE OPTION
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE 65 MALE / 65 FEMALE
                          INITIAL FACE AMOUNT: $27,688
                          STANDARD UNDERWRITING CLASS

ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-1% NET)

                       Premiums                  CURRENT CHARGES(1)                    GUARANTEED CHARGES(2)
  End Of              Accumulated                       Cash                                   Cash
 Contract           At 5% Interest        Account     Surrender      Death       Account     Surrender      Death
   Year                Per Year            Value        Value       Benefit       Value        Value      Benenfit
   ----                --------            -----        -----       -------       -----        -----      --------

1.................     10,500              9,706        8,806       27,688        9,706        8,806       27,688
2.................     11,025              9,402        8,524       27,688        9,402        8,524       27,688
3.................     11,576              9,085        8,230       27,688        9,085        8,230       27,688
4.................     12,155              8,763        7,976       27,688        8,751        7,964       27,688
5.................     12,763              8,452        7,777       27,688        8,396        7,721       27,688
6.................     13,401              8,150        7,588       27,688        8,013        7,451       27,688
7.................     14,071              7,858        7,408       27,688        7,594        7,144       27,688
8.................     14,775              7,575        7,238       27,688        7,129        6,791       27,688
9.................     15,513              7,301        7,076       27,688        6,603        6,378       27,688
10................     16,289              7,036        7,036       27,688        6,001        6,001       27,688
11................     17,103              6,813        6,813       27,688        5,327        5,327       27,688
12................     17,959              6,596        6,596       27,688        4,535        4,535       27,688
13................     18,856              6,385        6,385       27,688        3,603        3,603       27,688
14................     19,799              6,180        6,180       27,688        2,501        2,501       27,688
15................     20,789              5,980        5,980       27,688        1,194        1,194       27,688
16................     21,829              5,785        5,785       27,688           0*           0*           0*
17................     22,920              5,596        5,596       27,688           0*           0*           0*
18................     24,066              5,411        5,411       27,688           0*           0*           0*
19................     25,270              5,232        5,232       27,688           0*           0*           0*
20................     26,533              5,057        5,057       27,688           0*           0*           0*
25................     33,864              4,252        4,252       27,688           0*           0*           0*
35................     55,160              2,933        2,933       27,688           0*           0*           0*

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual results may be more or less than those shown. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would be different from those shown if the actual investment return applicable to the Contract averaged 12% over a period of years, but also fluctuated above or below that average for individual Contract Years. The Death Benefit, Account Value, and Cash Surrender Value for a Contract would also be different from those shown, depending on the investment allocations made to the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. No representation can be made that this hypothetical rate of return can be achieved for any one year or sustained over any period of time.